Arena Aviation Partners B.V. Consolidated Financial Statements 31 December 2025 and 31 December 2024 Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Consolidated Statement of Financial Position 2/23 In EUR Note 31-Dec-25 31-Dec-24 31-Dec-23 Assets Non-current assets Property, plant and equipment 4 137,969 144,160 153,786 Investments in equity securities 5 632,855 742,560 487,860 Right-of-use assets 6 304,222 491,404 678,587 Total non-current assets 1,075,046 1,378,123 1,320,233 Current assets Trade and other receivables 7 3,278,135 2,113,445 6,080,332 Receivables from Related Parties 8 (0) 488,100 912,680 Cash and cash equivalents 9 532,297 6,696,576 3,167,050 Receivables relating to taxes 10 610,284 - - Total current assets 4,420,717 9,298,122 10,160,062 TOTAL ASSETS 5,495,763 10,676,245 11,480,295 EQUITY Share capital 85,100 1,100 1,100 Other Reserves (9,458,100) 5,336,494 6,626,519 Equity attributable to the Company’s owners (9,373,000) 5,337,594 6,627,619 Non-controlling interest - - - TOTAL EQUITY (9,373,000) 5,337,594 6,627,619 Liabilities Non-current liabilities Loans from related parties 11 10,746,131 - - Lease liabilities 6 204,576 355,901 539,326 Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Consolidated Statement of Financial Position 3/23 Total non-current liabilities 10,950,707 355,901 539,326 Current liabilities Trade and other payables 12 3,529,819 2,754,315 2,416,100 Payables to Related parties 13 (0) - 817,199 Payables relating to taxes and social security contributions 14 236,912 2,045,010 917,056 Lease liabilities 6 151,325 183,425 162,994 Total current liabilities 3,918,056 4,982,750 4,313,350 TOTAL LIABILITIES 14,868,763 5,338,651 4,852,676 TOTAL LIABILITIES AND EQUITY 5,495,763 10,676,245 11,480,295 Approved for issue and signed on behalf of management Board on _______________. ______________________________ _____________________________ Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A 7/13/2026 | 09:54:20 CDT D.J.S. Lindhout

Arena Aviation Partners B.V. Consolidated Statement of Profit or Loss In EUR Note 2025 2024 2023 Revenue 15 10,094,448 25,883,581 8,891,052 Cost of sales 16 (232,571) (8,015,124) (499,316) Gross profit 9,861,877 17,868,457 8,391,736 Employee Benefit expenses 17 2,566,252 1,914,418 1,760,017 Selling and marketing expenses 18 546,892 462,939 428,536 General and administrative expenses 19 4,668,844 4,086,926 3,558,290 Depreciation and amortisation 20 221,980 219,058 147,200 Operating profit 1,857,910 11,185,115 2,497,693 Dividend income from investment 21 20,021 56,690 - Finance Income/(Expenses) 22 (599,677) 155,952 (270,402) Other gains/(losses) 23 (463,588) - - Profit before income tax 764,259 11,450,177 2,144,093 Income tax expense 24 (72,188) (1,910,137) (659,496) PROFIT FOR THE YEAR 692,072 9,540,040 1,484,596 Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Consolidated Statement of Changes in Equity Changes in Equity In EUR Share Capital Other Reserves Total Equity Balance at 1 January 2023 1,100 8,547,952 8,549,052 Profit for the year 1,484,596 1,484,596 Total comprehensive income / (loss) for 2023 - 1,484,596 1,484,596 Buy of Certificate Shares B (952,385) (952,385) Sale of Certificate Shares B 46,356 46,356 Dividend Payment (2,500,000) (2,500,000) Balance at 31 December 2023 1,100 6,626,519 6,627,619 Profit for the year 9,540,040 9,540,040 Total comprehensive income / (loss) for 2024 - 9,540,040 9,540,040 Buy of Certificate Shares B (452,116) (452,116) Sale of Certificate Shares B 134,422 134,422 Dividend Payment (10,512,371) (10,512,371) Balance at 31 December 2024 1,100 5,336,494 5,337,594 Profit for the year 692,072 692,072 Total comprehensive income / (loss) for 2025 - 692,072 692,072 Issue of Shares 85,000 85,000 Buyback of Shares (1,000) (15,486,666) (15,487,666) Balance at 31 December 2025 85,100 (9,458,100) (9,373,000) Disclosure of equity Share capital The issued capital of Arena Aviation Partners B.V. amounts to € 1,100. Of the shares, 11,000 shares of € 0.10 nominal each have been issued and fully paid up. The issued shares are divided in 1,000 non- Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Consolidated Statement of Changes in Equity 6/23 profit shares A and 10,000 non- voting shares B. During the financial year 2025, Arena Aviation Partners B.V. has issued 8.500 new non- voting shares P of € 10 nominal. During the financial year 2024 Arena Aviation Partners B.V. purchased 100 shares A with a nominal value of € 0,10 and 1.000 shares B from shareholders. The corresponding prices have been deducted from the corresponding reserves. As a result of this transaction, the other reserves of shares A (non- profit shares) amount negative € 49. Also, during the financial year 2024, Arena Aviation Partners B.V. bought and sold several certificates of shares B to certificate holder. The corresponding prices for these certificates has been transferred in the corresponding reserves. By the end of the financial year 2024, Arena Aviation Partners B.V. holds 2,049 certificates of non- voting shares B and 490 non-profit shares A. During the financial year 2025 Arena Aviation Partners B.V. purchased all 10.000 non-voting shares B from shareholders. The corresponding prices have been deducted from the other reserves. During this transactions, all the B-shares have been revoked and cancelled. By the end of the financial year 2025, Arena Aviation Partners B.V. holds 490 non-profit shares A and 538 certificates of shares P. The total issued capital amounts € 85.100 divided in: 1.000 non-profit shares A with a nominal value of € 0,10 each 8.500 non-voting shares C (PPU's) with a nominal value of € 10 each Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Consolidated Statement of Cash Flow In EUR 2025 2024 Cash flows from operating activities Profit before income tax 764,259 11,450,177 Adjustments for: Depreciation and amortisation 221,980 219,058 Fair value loss on Financial Asset (463,588) - Share of results of associates and joint ventures 50,406 (52,419) Finance Income/(Expenses) 599,677 (155,952) Dividend income from investment (20,021) (56,690) Operating cash flows before working capital changes 1,152,714 11,404,173 Decrease/(increase) in trade and other receivables (1,164,690) 3,966,887 Decrease/(increase) in other assets 488,100 424,580 Increase/(decrease) in trade and other payable 775,504 338,215 (Decrease)/increase in other liabilities (0) (817,199) Increase/(decrease) in other taxes payable 62,019 (306,185) Changes in working capital 160,932 3,606,297 Net Interest (435,031) 71,343 Income tax paid (2,552,588) (475,998) Net cash from operating activities (1,673,973) 14,605,816 Cash flows from investing activities Payments for property, plant and equipment (215,790) (209,432) Investments/Disposal in equity securities 573,292 (254,699) Shares of profits from participation (50,406) 52,419 Dividends received 20,021 56,690 Net cash used in investing activities 327,117 (355,022) Cash flows from financing activities Proceeds from loans from related parties 10,746,131 - Share Issue/withdrawal 84,000 - Dividends paid to the Group’s shareholder - (10,512,371) Payment of Lease Liability 3,757 24,189 Buy/Sell of Shares (15,486,666) (317,694) Net cash (used in)/from financing activities (4,652,777) (10,805,877) Effect of exchange rate changes on cash and cash equivalents (164,645) 84,609 Cash and cash equivalents at the beginning of the year 6,696,576 3,167,050 Cash and cash equivalents at the end of the year 532,297 6,696,576 Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 8/23 1 Arena Aviation Capital Group and its Operations These consolidated financial statements have been prepared in accordance with International Financial Reporting Standards adopted by EU (“IFRS Accounting Standards”) for the year ended 31 December 2025 and 31 December 2024 for “Arena Aviation Partenrs” B.V. (the “Company”) and its subsidiaries (collectively referred to as the “Group”). The Company was incorporated in 2016 and is domiciled in the Netherlands and was set up in accordance with the regulations of the Netherlands. Registered at the Chamber of Commerce under number 67644694. As of 31 December 2025, and 31 December 2024, the Group consists of the following entities (hereinafter referred to as the “Group subsidiaries”, “Group components”, or “components”): - Arena Aviation Capital B.V. - Arena Aviation Capital Ireland Ltd. and - Parus Ater Ltd. Principal activity. The activities of the Group primarily consist of full-service Aircraft Investment Management focusing on the complete life cycle of acquiring and leasing mid-life and older commercial aviation assets for Institutional Investors, providing services including the origination, financing, management, and sale of commercial aviation assets. Arena also provides tailor-made solutions for airline customers for their mid and end-of-life assets. The Group consists of the following components: Arena Aviation Capital B.V. is owned by the founding owners of the Company and is controlled through a contractual arrangement (Shareholder Meeting - Memo - Settlement (2017 10 11)) rather than through equity ownership. This arrangement results in the Group having control over the relevant activities and exposure to substantially all of the economic benefits and risks of the Arena Aviation Capital B.V. Arena Aviation Capital Ireland Ltd. is incorporated in the Republic of Ireland. It is engaged in full-service Aircraft Investment Management like the Company. Arena Aviation Capital Ireland Ltd. is a 100% owner of Parus Ater Limited incorporated in the Republic of Ireland. The principal activity of the Parus Ater Limited is the trading of aircraft and aircraft parts along with managing its aircraft portfolio and overseeing aircraft leases. Registered address. The Company’s registered address is Keizersgracht 174, 1016 DW Amsterdam, Netherlands. Presentation currency. These consolidated financial statements are presented in Euros ("EUR"), unless otherwise stated. These consolidated financial statements do not comprise statutory accounts within the meaning and requirements set in Book 2, Part 9 of the Dutch Civil Code. Statutory accounts of the Company for the year ended 31 December 2024 and 31 December 2025 have been approved by the board of directors and submitted to the commercial register kept by the Chamber of Commerce. 2 Material Accounting Policies Basis of preparation. These consolidated financial statements as of 31 December 2025 and 31 December 2024 and the year then ended have been prepared in accordance with IFRS Accounting Standards as adopted by the EU under the historical cost convention, as modified by the initial recognition of financial instruments based on fair value, and by financial instruments categorised at fair value through profit or loss (“FVTPL”) and at fair value through other comprehensive income (“FVOCI”). The material accounting policies applied in the preparation of these consolidated financial statements are set out below. These policies have been consistently applied to all the periods presented, unless otherwise stated. The preparation of consolidated financial statements in conformity with IFRS Accounting Standards requires the use of certain critical accounting estimates. It also requires management to exercise its judgement in the process of applying the Group’s accounting policies. The areas involving a higher degree of judgement or complexity, or areas where assumptions and estimates are significant to the consolidated financial statements are disclosed in Note 3. Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 9/23 Consolidated financial statements. Subsidiaries are those investees, including structured entities, that the Group controls because the Group (i) has power to direct the relevant activities of the investees that significantly affect their returns, (ii) has exposure, or rights, to variable returns from its involvement with the investees, and (iii) has the ability to use its power over the investees to affect the amount of the investor’s returns. The existence and effect of substantive rights, including substantive potential voting rights, are considered when assessing whether the Group has power over another entity. For a right to be substantive, the holder must have a practical ability to exercise that right when decisions about the direction of the relevant activities of the investee need to be made. The Group may have power over an investee even when it holds less than the majority of the voting power in an investee. In such a case, the Group assesses the size of its voting rights relative to the size and dispersion of holdings of the other vote holders to determine if it has de-facto power over the investee. Protective rights of other investors, such as those that relate to fundamental changes of the investee’s activities or apply only in exceptional circumstances, do not prevent the Group from controlling an investee. Subsidiaries are consolidated from the date on which control is transferred to the Group (acquisition date) and are deconsolidated from the date on which control ceases. Intercompany transactions, balances and unrealised gains on transactions between Group companies are eliminated; unrealised losses are also eliminated unless the cost cannot be recovered. The Company and all of its subsidiaries use uniform accounting policies consistent with the Group’s policies. When necessary, amounts reported by subsidiaries have been adjusted to conform with the Group’s accounting policies. The functional currency of each of the Group’s consolidated entities is the currency of the primary economic environment in which the entity operates. The consolidated financial statements are presented in EUR, which is the Group’s presentation currency. Going concern. The consolidated financial statements have been prepared on a going concern basis which presumes that the Group will continue its operations in the normal course of business for the foreseeable future. Transactions and balances. Monetary assets and liabilities are translated into the functional currency of each entity using exchange rates prevailing at the end of the reporting period. Foreign exchange gains and losses resulting from the settlement of the transactions and from the translation of monetary assets and liabilities into each entity’s functional currency at year-end exchange rates are recognised in profit or loss as other gains less losses. Translation at year-end rates does not apply to non-monetary items that are measured at historical cost. Foreign exchange gains and losses that relate to cash and cash equivalents are presented in the consolidated statement of profit or loss and other comprehensive income within ‘finance cost’ and ‘finance income’. All other foreign exchange gains and losses are presented in the consolidated statement of profit or loss and other comprehensive income within ‘other gains less losses’. Non-monetary items measured at fair value in a foreign currency, including equity investments, are translated using the exchange rates at the date when the fair value was determined. Effects of exchange rate changes on non-monetary items measured at fair value in a foreign currency are recorded as part of the fair value gain or loss. The results and financial position of each Group entity (of which none has a currency of a hyperinflationary economy) are translated into the presentation currency as follows: (i) assets and liabilities for each statement of financial position are translated at the closing rate at the end of the respective reporting period; (ii) income and expenses are translated at average exchange rates (unless this average is not a reasonable approximation of the cumulative effect of the rates prevailing on the transaction dates, in which case income and expenses are translated at the dates of the transactions); (iii) components of equity are translated at the historic rate; Property, Plant and Equipment. Property, plant and equipment are carried at cost less accumulated depreciation and impairments, if any. At the end of each reporting period management assesses whether there is any indication of impairment of property, plant and equipment. If any such indication exists, management estimates the recoverable amount, which is determined as the higher of an asset’s fair value less costs of disposal and its value in use. Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognised in profit or loss for the year within “other gains less losses”. Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 10/23 Depreciation. Land is not depreciated as it is deemed to have an indefinite useful life. Depreciation on other items of property, plant and equipment is calculated using the straight-line method to allocate their cost to their residual values over their estimated useful lives: 2025 2024 2023 Furniture, fixture, computer and office equipment; vehicles and others 12.5% - 33% 12.5% - 33% 12.5% - 33% Land No depreciation No depreciation No depreciation The assets’ residual values and useful lives are reviewed, and adjusted if appropriate, at the end of each reporting period. Right-of-use assets. The Group’s lease contracts largely relate to leases of office. When identifying the lease, the Group uses the practical expedient of IFRS 16 permitting the lessee not to separate the non-lease components of the contract and, instead, to account for any lease and associated non-lease components as single arrangements". Right-of-use assets are generally depreciated over the shorter of the asset's useful life and the lease term on a straight-line basis. If the Group is reasonably certain to exercise a purchase option, the right-of-use asset is depreciated over the underlying assets’ useful lives. Depreciation on the items of the right-of-use assets is calculated using the straight-line method over their estimated useful lives. Lease liabilities. At the commencement date of the lease, the Group recognises lease liabilities measured at the present value of lease payments to be made over the lease term. Extension and termination options are included in a number of leases across the Group. These terms are used to maximise operational flexibility in terms of aging the assets used in the Group’s operations. Extension options (or period after termination options) are only included in the lease term if the lease is reasonably certain to be extended (or not terminated). Lease payments to be made under reasonably certain extension options are also included in the measurement of the liability. Income taxes. Income taxes have been provided for in the consolidated financial statements in accordance with legislation enacted or substantively enacted by the end of the reporting period in the countries where the Group’s components operate and generate taxable income. The income tax charge comprises current tax and deferred tax and is recognised in profit or loss for the year, except if it is recognised in other comprehensive income or directly in equity because it relates to transactions that are also recognised, in the same or a different period, in other comprehensive income or directly in equity. Current tax is the amount expected to be paid to, or recovered from, the taxation authorities in respect of taxable profits or losses for the current and prior periods. Taxable profits or losses are based on estimates if the consolidated financial statements are authorised prior to filing relevant tax returns. Taxes other than on income including any tax penalties and interest are recorded as operating expenses. Deferred income tax is provided using the balance sheet liability method for tax loss carry forwards and temporary differences arising between the tax bases of assets and liabilities and their carrying amounts for financial reporting purposes. In accordance with the initial recognition exemption, deferred taxes are not recorded for temporary differences on initial recognition of an asset or a liability in a transaction other than a business combination if the transaction, when initially recorded, affects neither accounting nor taxable profit. Deferred tax balances are measured at tax rates enacted or substantively enacted at the end of the reporting period, which are expected to apply to the period when the temporary differences will reverse, or the tax loss carry forwards will be utilised. Deferred tax assets for deductible temporary differences and tax loss carry forwards are recorded only to the extent that it is probable that the temporary difference will reverse in the future and there is sufficient future taxable profit available against which the deductions can be utilised. Deferred income tax assets and liabilities are offset when there is a legally enforceable right to offset current tax assets against current tax liabilities and when the deferred income taxes assets and liabilities relate to income taxes levied by the same taxation authority on either the same taxable entity or different taxable entities where there is an intention to settle the balances on a net basis. Deferred tax assets and liabilities are netted only within the individual companies of the Group. The Group's uncertain tax positions are reassessed by management at the end of each reporting period. Liabilities are recorded for income tax positions that are determined by management as more likely than not to result in additional taxes being levied if the positions were to be challenged by the tax authorities. The assessment is based on the interpretation of tax laws that have been enacted or substantively enacted by the end of the reporting period, and any known court or other rulings on such issues. Liabilities for penalties, interest and taxes other than on income are recognised based on management’s best estimate of the Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 11/23 expenditure required to settle the obligations at the end of the reporting period. Adjustments for uncertain income tax positions, other than interest and fines, are recorded within the income tax charge. Investment in equity instruments. The Group made an irrevocable election at initial recognition for non- controlling investments in equity instruments that would otherwise be measured at fair value through profit or loss (FVTPL) to present subsequent changes in fair value in other comprehensive income (FVOCI). The election is based on the fact that the investments are not held for trading purposes. If an investment in equity securities is classified as FVOCI, it shall recognise in profit or loss dividends from that investment only when, (a) the entity’s right to receive payment of the dividend is established; (b) it is probable that the economic benefits associated with the dividend will flow to the entity; and (c) the amount of the dividend can be measured reliably. Financial instruments - key measurement terms. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Fair value measurements are analysed by level in the fair value hierarchy as follows: (i) level one are measurements at quoted prices (unadjusted) in active markets for identical assets or liabilities, (ii) level two measurements are valuations techniques with all material inputs observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices), and (iii) level three measurements are valuations not based on solely observable market data (that is, the measurement requires significant unobservable inputs, such as a discounted cash flow model). Fair value of financial instruments traded in an active market is measured as the product of the quoted price for the individual asset or liability and the quantity held by the entity. This is the case even if a market’s normal daily trading volume is not sufficient to absorb the quantity held and placing orders to sell the position in a single transaction might affect the quoted price. Valuation techniques such as discounted cash flow models or models based on recent arm’s length transactions or consideration of financial data of the investees are used to measure fair value of certain financial instruments for which external market pricing information is not available. Amortised cost (“AC”) is the amount at which the financial instrument was recognised at initial recognition less any principal repayments, plus accrued interest, and for financial assets less any allowance for expected credit losses (“ECL”). The effective interest method is a method of allocating interest income or interest expense over the relevant period, so as to achieve a constant periodic rate of interest (effective interest rate) on the carrying amount. Financial instruments – initial recognition. Financial instruments at fair value through profit or loss (“FVTPL”) are initially recorded at fair value. All other financial instruments are initially recorded at fair value adjusted for transaction costs. Fair value at initial recognition is best evidenced by the transaction price. A gain or loss on initial recognition is only recorded if there is a difference between fair value and transaction price which can be evidenced by other observable current market transactions in the same instrument or by a valuation technique whose inputs include only data from observable markets. After the initial recognition, an ECL allowance is recognised for financial assets measured at amortised costs (“AC”) and investments in debt instruments measured at fair value through other comprehensive income (“FVOCI”), resulting in an immediate accounting loss. Financial assets – classification. The Group classifies financial assets in the following measurement categories: FVTPL, FVOCI and AC. Financial assets – write-off. Financial assets are written off, in whole or in part, when the Group exhausted all practical recovery efforts and has concluded that there is no reasonable expectation of recovery. The write-off represents a derecognition event. The Group may write-off financial assets that are still subject to enforcement activity when the Group seeks to recover amounts that are contractually due, however, there is no reasonable expectation of recovery. Financial assets - derecognition. The Group derecognises financial assets when (a) the assets are redeemed or the rights to cash flows from the assets otherwise expire or (b) the Group has transferred the rights to the cash flows from the financial assets or entered into a qualifying pass-through arrangement whilst (i) also transferring substantially all the risks and rewards of ownership of the assets or (ii) neither transferring nor retaining substantially all the risks and rewards of ownership but not retaining control. Control is retained if the counterparty does not have the practical ability to sell the asset in its entirety to an unrelated third party without needing to impose additional restrictions on the sale. Financial liabilities – measurement categories. Financial liabilities are classified as subsequently measured at AC, except for (i) financial liabilities at FVTPL: this classification is applied to derivatives, Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 12/23 financial liabilities held for trading (e.g. short positions in securities), contingent consideration recognised by an acquirer in a business combination and other financial liabilities designated as such at initial recognition and (ii) financial guarantee contracts and loan commitments. Financial liabilities – derecognition. Financial liabilities are derecognised when they are extinguished (i.e. when the obligation specified in the contract is discharged, cancelled or expires). Offsetting financial instruments. Financial assets and liabilities are offset, and the net amount reported in the statement of financial position only when there is a legally enforceable right to offset the recognised amounts, and there is an intention to either settle on a net basis, or to realise the asset and settle the liability simultaneously. Such a right of set off (a) must not be contingent on a future event and (b) must be legally enforceable in all of the following circumstances: (i) in the normal course of business, (ii) in the event of default and (iii) in the event of insolvency or bankruptcy. Cash and cash equivalents. Cash and cash equivalents include cash in hand, bank balances payable on demand, and term deposits with original maturities of less than three months. Cash and cash equivalents are carried at AC because: (i) they are held for collection of contractual cash flows and those cash flows represent SPPI, and (ii) they are not designated at FVTPL. Trade and other payables. Trade payables are accrued when the counterparty performs its obligations under the contract and are recognised initially at fair value and subsequently carried at AC using the effective interest method. Dividends. Dividends are recorded as a liability and deducted from equity in the period in which they are declared and approved. The statutory accounting reports of the components are the basis for profit distribution and other appropriations. Any dividends declared after the reporting period and before the consolidated financial statements are authorised for issue are disclosed in the subsequent events note. Value added tax. Output value added tax related to sales is payable to tax authorities on the earlier of (a) collection of receivables from customers or (b) delivery of goods or services to customers. Input VAT (Value- added tax) is generally recoverable against output VAT upon receipt of the VAT invoice. The tax authorities permit the settlement of VAT on a net basis. VAT related to sales and purchases is recognised in the consolidated statement of financial position on a gross basis and disclosed separately as an asset and liability. Where provision has been made for the ECL of receivables, the impairment loss is recorded for the gross amount of the debtor, including VAT. Revenue recognition. Revenue is income arising in the course of the Group’s ordinary activities. Revenue is recognised in the amount of the transaction price. Transaction price is the amount of consideration to which the Group expects to be entitled in exchange for transferring control over promised goods or services to a customer, excluding the amounts collected on behalf of third parties. Revenue is recognised and presented net of value added taxes. Employee benefits. Wages, salaries, contributions to the state pension and social insurance funds, paid annual leave and sick leave, bonuses, and non-monetary benefits are accrued in the year in which the associated services are rendered by the employees of the Group. Payments to defined contribution retirement benefit plans are charged as an expense as they fall due. Payments made to state-aged retirement benefit schemes are dealt with as payments to defined contribution plans where the Group’s obligations under the schemes are equivalent to those arising in a defined contribution retirement benefit plan. Provisions for liabilities and charges. Provisions for liabilities and charges are non-financial liabilities of uncertain timing or amount. They are accrued when the Group has a present legal or constructive obligation as a result of past events, it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation, and a reliable estimate of the amount of the obligation can be made. Provisions are recorded within “other current liabilities” in the consolidated statement of financial position. Share capital. Ordinary shares are classified as equity. Incremental costs directly attributable to the issue of new shares are shown in equity as a deduction, net of tax, from the proceeds. Any excess of the fair value of consideration received over the par value of shares issued is recorded as share premium in equity. Other reserve. The Company and its components have, from time to time, entered into transactions with related parties or the controlling shareholder whereby assets, liabilities or the net assets of components are either contributed to the Group, or the Group is distributing. The excess or deficit of the carrying value of the activities traded is subsequently included in the Other reserve. Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 13/23 3 Critical Accounting Estimates and Judgements in Applying Accounting Policies The Group makes estimates and assumptions that affect the amounts recognised in the consolidated financial statements and the carrying amounts of assets and liabilities within the next financial year. Estimates and judgements are continually evaluated and are based on management’s experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances. Management also makes certain judgements, apart from those involving estimations, in the process of applying the accounting policies. Going concern. Management prepared these consolidated financial statements on a going concern basis. In making this judgement management considered the Group’s financial position, current intentions, profitability of operations and access to financial resources, and analysed the impact of the macro-economic developments on the operations of the Group. Determination of control and significant influence over investees. Generally, ownership of 20% up to 50% of the equity of an entity creates a rebuttable presumption that an investor has at least significant influence over an investment. The Group usually evidences its significant influence over the investees in one or more of the following ways: - representation on the board of directors or equivalent governing body of the investee; - participation in policy-making processes, including participation in decisions about dividends and other distributions; - material transactions between the investor and the investee; - interchange of managerial personnel; or - provision of essential technical information Significant influence may also exist over another entity through potential voting rights. The Group treats loss of significant influence over an investee when it loses the power to participate in the financial and operating policy decisions of that investee. The loss of significant influence can occur with or without a change in absolute or relative ownership levels. The presumption of significant influence may sometimes be overcome in the following circumstances: - the Group has failed to obtain representation on the investee’s board of directors; - the investee or other shareholders are opposing the Group’s attempts to exercise significant influence; - the Group is unable to obtain timely or adequate financial information required to apply the equity method; or - a group of shareholders that holds the majority ownership of the investee operates without regard to the views of the Group. Although there is a presumption that if the Group holds less than 20% of the voting power in an investee it cannot exercise significant influence, the Group applies careful judgement to assess whether significant influence may still exist if one of the aforementioned indicators are present. The Group may still be able to exercise significant influence in the following circumstances: - the investor’s voting power is much larger than that of any other shareholder of the investee; - the corporate governance arrangements may be such that the Group is able to appoint members to the board, supervisory board or significant committees of the investee. The Group will need to apply judgement to the facts and circumstances to determine whether representation on the respective boards or committees is enough to provide significant influence; or - the Group has the power to veto significant financial and operating decisions. Initial recognition of related party transactions. In the normal course of business, the Group enters into transactions with its related parties. IFRS 9 requires initial recognition of financial instruments based on their fair values. Judgement is applied in determining if transactions are priced at market or non-market interest rates, where there is no active market for such transactions. The basis for judgement is pricing for similar types of transactions with unrelated parties and effective interest rate analyses. Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 14/23 4 Property, plant and equipment In EUR 31-Dec-25 31-Dec-24 31-Dec-23 Land and Buildings 10,209 11,837 23,076 Other Tangible Assets 127,761 132,323 130,710 Total Property, plant and equipment 137,969 144,160 153,786 5 Investments in equity securities In EUR 31-Dec-25 31-Dec-24 31-Dec-23 Investment in MSN 4448 - 254,700 - Investment in Amsterdam Aircraft Investment Company 91 91 91 Investment in MSN 36427 Arcano 632,765 - - Investment in KLA Aviation - 487,769 487,769 Total Investments in equity securities 632,855 742,560 487,860 The table below summarises movements in the carrying amount of the Group’s investment in equity instruments: 2025 2024 Carrying amount at 1 January 742,560 487,860 Additions to investments in equity instruments 632,765 254,700 Disposal of equity instruments (278,881) - Fair value changes (463,588) Carrying amount at 31 December 632,855 742,560 6 Right-of-use assets and Lease Liabilities In EUR 31-Dec-25 31-Dec-24 31-Dec-23 Right-of-use assets : As at January 1 491,404 678,587 314,890 Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 15/23 Additions - - 486,070 Disposals - - - Depreciation 187,183 187,183 122,373 Balance at 31 December 304,222 491,404 678,587 Lease Liability : As at January 1 539,326 702,320 314,890 Additions - - 486,070 Disposals - - - Interest Expense accrued 14,579 20,595 17,221 Payment of Lease liabilities 198,004 183,589 115,861 Balance at 31 December 355,901 539,326 702,320 Lease Liability : Non-current 204,576 355,901 539,326 Current 151,325 183,425 162,994 7 Trade and other receivables In EUR 31-Dec-25 31-Dec-24 31-Dec-23 Trade receivables 3,040,873 1,302,405 2,133,423 Other Receivables, Prepayments and Accrued Income 237,263 811,040 3,946,909 Total Trade and other receivables 3,278,135 2,113,445 6,080,332 8 Receivables from Related Parties In EUR 31-Dec-25 31-Dec-24 31-Dec-23 Receivables from P. Blakeney (0) 488,100 530,257 Receivables from SAS Management - - 382,424 Total Receivables from Related Parties (0) 488,100 912,680 Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 16/23 9 Cash and cash equivalents In EUR 31-Dec-25 31-Dec-24 31-Dec-23 Cash and cash equivalents 532,297 6,696,576 3,167,050 Total Cash and cash equivalents 532,297 6,696,576 3,167,050 10 Receivables relating to taxes In EUR 31-Dec-25 31-Dec-24 31-Dec-23 Corporate Income Tax 577,837 - - Value Added Taxes 32,447 - - Total Receivables relating to taxes 610,284 - - 11 Loans from related parties In EUR 31-Dec-25 31-Dec-24 31-Dec-23 Shareholder subordinate loans Archeoptrix BV 3,017,358 - - Shareholder subordinate loans A Goricke 1,011,465 - - Shareholder subordinate loans EmmaLex BV 2,191,089 - - Shareholder subordinate loans Mosa BV 2,335,686 - - Shareholder subordinate loans QP Management BV 1,006,278 - - Shareholder subordinate loans P Blakeney 173,832 - - Shareholder subordinate loans SC 1,010,424 - - Total Loans from related Parties 10,746,131 - - Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 17/23 Subordinated loan Archeoptrix B.V. This concerns a subordinated loan to Archeoptrix B.V. This loan originated by an agreement regarding the acquisition of certificates of Class-B shares and sale of certificates of the Class-P shares of Arena Aviation Partners B.V. The principal amount of the loan amounts € 3.967.464. Interest of the loan is 4% Interest is being accrued ont he outstanding amount. Repayment is based on a repayment schedule and depends on several conditions as stated in the loan agreement. Depending on whether these conditions are met, the loan must be fully repaid by March 1, 2030. The repayment obligations are subordinated inside and outside bankruptcy of the Borrower, to any and all current and future obligations and/or liabilities, other than the other subordinated loans. Due to the fact this loan is fully subordinated, the outstanding amount is included in the mentioned guaranteed equity as stated in the notes regarding the equity position of Arena Aviation Partners B.V. No securities have been issued. Subordinated loan Mr. A. Goricke This concerns a subordinated loan from Mr. A. Goricke. This loan originated by an agreement regarding the acquisition of certificates of Class-B shares and sale of certificates of the Class-P shares of Arena Aviation Partners B.V. The principal amount of the loan amounts€ 1.329.955 The terms and conditions are otherwise identical to the terms and conditions of the subordinated loan to Archeoptrix B.V. Subordinated loan EmmaLex B.V. This concerns a subordinated loan from Emmalex B.V. This loan originated by an agreement regarding the acquisition of certificates of Class-B shares and sale of certificates of the Class-P shares of Arena Aviation Partners B.V. The principal amount of the loan amounts€ 2.881.018. The terms and conditions are otherwise identical to the terms and conditions of the subordinated loan to Archeoptrix B.V. Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 18/23 Subordinated loan Mosa B.V. This concerns a subordinated loan from Mosa B.V. This loan originated by an agreement regarding the acquisition of certificates of Class-B shares and sale of certificates of the Class-P shares of Arena Aviation Partners B.V. The principal amount of the loan amounts€ 3.071.146. The terms and conditions are otherwise identical to the terms and conditions of the subordinated loan to Archeoptrix B.V. Subordinated loan QP Management B.V. This concerns a subordinated loan from QP Management B.V. This loan originated by an agreement regarding the acquisition of certificates of Class-B shares and sale of certificates of the Class-P shares of Arena Aviation Partners B.V. The principal amount of the loan amounts€ 1.323.135. The terms and conditions are otherwise identical to the terms and conditions of the subordinated loan to Archeoptrix B.V. Subordinated loan Mr. P. Blakeney This concerns a subordinated loan to Mr. P. Blakeney. This loan originated by an agreement regarding the acquisition of certificates of Class-B shares and sale of certificates of the Class-P shares of Arena Aviation Partners B.V. The principal amount of the loan amounts€ 295.874. The terms and conditions are otherwise identical to the terms and conditions of the subordinated loan to Archeoptrix B.V. Subordinated loan SC Management SAS This concerns a subordinated loan from SC Management SAS. This loan originated by an agreement regarding the sale of certificates of Class-B shares of Arena Aviation Partners B.V. to Arena Aviation Capital B.V. The principal amount of the loan amounts€ 1,329,955. Interest of the loan is 4% Interest is being accrued to the outstanding amount. Repayment is based on a repayment schedule and depends on several conditions as stated in the loan agreement. Depending on whether these conditions are met, the loan must be fully repaid by March 1, 2030. The repayment obligations are subordinated inside and outside bankruptcy of the Borrower, to any and all current and future obligations and/or liabilities, other than the other subordinated loans. Due to the fact this loan is fully subordinated, the outstanding amount is included in the mentioned guaranteed equity as stated in the notes regarding the equity position of Arena Aviation Capital B.V. No securities have been issued. 12 Trade and other payables In EUR 31-Dec-25 31-Dec-24 31-Dec-23 Trade payables 354,394 15,253 939,871 Other Payables, liabilities and accrued expenses 3,175,424 2,739,061 1,476,229 Total Trade and other payables 3,529,819 2,754,315 2,416,100 13 Payables to Related parties Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 19/23 In EUR 31-Dec-25 31-Dec-24 31-Dec-23 Payables to Group Companies (0) - 817,199 Total Payables to Related parties (0) - 817,199 14 Payables relating to taxes and social security contributions In EUR 31-Dec-25 31-Dec-24 31-Dec-23 Corporate Income Tax - 1,902,563 468,425 Value Added Taxes - 108,405 428,415 Payroll Tax 236,912 34,041 20,217 Total Payables relating to taxes and social security contributions 236,912 2,045,010 917,056 15 Revenue In EUR 2025 2024 2023 Aircraft Induction fees 3,448,883 1,629,545 1,123,238 Aircraft Management fees 2,671,104 3,766,903 1,861,561 Aircraft Redelivery fees 3,434,589 18,867,650 3,797,312 Upside Sharing fees 168,187 1,131,546 1,618,798 Corporate Services fees 64,262 65,960 71,133 Other technical services 307,423 421,976 419,010 Total revenue 10,094,448 25,883,581 8,891,052 16 Cost of sales In EUR 2025 2024 2023 Aircraft Induction Charges - 75,112 - Aircraft Management Charges 47,215 31,082 - Aircraft Remarketing Charges - 58,499 - Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 20/23 Corporate Services Charges 748 22,137 47,796 Other Professional charges 184,607 321,078 451,520 Cost of Goods Sold - 7,507,216 - Total cost of sales 232,571 8,015,124 499,316 17 Employee Benefit expenses In EUR 2025 2024 2023 Wages & Salaries 2,210,081 1,674,323 1,596,168 Social Security Contributions and similar taxes 356,171 240,095 163,849 Total Employee Benefit expenses 2,566,252 1,914,418 1,760,017 18 Selling and marketing expenses In EUR 2025 2024 2023 Selling and marketing expenses 546,892 462,939 428,536 Total Selling and marketing expenses 546,892 462,939 428,536 19 General and administrative expenses In EUR 2025 2024 2023 Other Personnel Expenses 584,021 712,622 623,591 Management Fees 2,960,834 2,624,984 2,486,188 Housing Expenses 27,203 47,580 61,294 Office Expenses 245,339 95,738 125,271 General Expenses 851,447 606,002 261,946 Total General and administrative expenses 4,668,844 4,086,926 3,558,290 20 Depreciation and amortisation Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 21/23 In EUR 2025 2024 2023 Depreciation on Property, Plant and Equipment 34,797 31,875 24,827 Depreciation on Right of use assets (Refer Note 6) 187,183 187,183 122,373 Total Depreciation and Amortisation 221,980 219,058 147,200 21 Dividend income from investment In EUR 2025 2024 2023 Dividend income from investment 20,021 56,690 - Total Dividend income from investment 20,021 56,690 - 22 Finance Income/(Expenses) In EUR 2025 2024 2023 Bank Charges & Others 5,679 1,258 15,937 Interest Income/(Expenses) on Group company loans (304,681) 1,975 133 Other Interest Income/(Expenses) 43,374 8,261 (8,468) Interest expenses accrued on lease liability (Refer Note 6) (14,579) (20,595) (17,221) Foreign exchange (loss)/gain (329,470) 165,053 (260,784) Total finance costs and Income (599,677) 155,952 (270,402) 23 Other gains/(losses) In EUR 2025 2024 2023 Fair value loss on Financial Asset (463,588) - - Total Other gains/(Losses) (463,588) - - Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 22/23 24 Income Taxes The existence of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and their respective tax bases has been assessed. Based on this assessment, no material deferred tax assets or liabilities have been recognised in the consolidated financial statements, as the Group does not have material temporary differences as at the reporting date. This assessment involves judgement and is based on the current structure and operations of the Group. 25 Principal Subsidiaries and Non-controlling Interests from Consolidated Entities a) Principal subsidiaries as at 31 December 2025 and 31 December 2024: Name Nature of relationship Description of business Percentage of voting rights Percentage of ownership Country of registration 2025 2024 2023 2025 2024 2023 Subsidiaries: Arena Aviation Capital B.V. Subsidiary (controlled through contractual arrangements) Service company 0 0 0 0 0 0 Netherlands Arena Aviation Capital Ireland Ltd Subsidiary Service company 100 100 100 100 100 100 Ireland Parus Ater Ltd Subsidiary (held through Arena Aviation Capital Ireland Ltd) Service company 100 100 - 100 100 - Ireland The Company controls Arena Aviation Capital B.V. despite holding no equity interest, as it has the ability to direct the relevant activities and is exposed to variable returns from its involvement with the entity. 26 Financial Risk Management The risk management function within the Group is carried out with respect to financial risks, operational risks and legal risks. Financial risk comprises market risk, credit risk and liquidity risk. The primary function of financial risk management is to establish risk limits and to ensure that any exposure to risk stays within these limits. The operational and legal risk management functions are intended to ensure the proper functioning of internal policies and procedures in order to minimise operational and legal risks. Credit risk. The Group exposes itself to credit risk, which is the risk that one party to a financial instrument will cause a financial loss for the other party by failing to meet an obligation. Exposure to credit risk arises as a result of the Group’s lending and other transactions with counterparties, giving rise to financial assets. The Group’s maximum exposure to credit risk is reflected in the carrying amounts of financial assets in the consolidated statement of financial position. Expected credit loss (“ECL”) measurement. ECL is a probability-weighted estimate of the present value of future cash shortfalls (i.e., the weighted average of credit losses, with the respective risks of default occurring in a given time period used as weights). An ECL is determined by evaluating a range of possible outcomes. ECL measurement is based on four components used by the Group: Probability of Default (“PD”), Exposure at Default (“EAD”), Loss Given Default (“LGD”) and Discount Rate. EAD is an estimate of exposure at a future default date, taking into account expected changes in the exposure after the reporting period, including repayments of principal and interest, and expected drawdowns on committed facilities. PD an estimate of the likelihood of default to occur over a given time period. LGD is an estimate of the loss arising on default. It is based on the difference between the contractual cash flows due and those that the lender would expect to receive, including from any collateral. It is usually expressed as a percentage of the EAD. The expected losses are discounted to present value at the end of the reporting period. The discount rate represents the effective interest rate (“EIR”) for the financial instrument or an approximation thereof. Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Arena Aviation Partners B.V. Notes to the Consolidated Financial Statements 23/23 The assessment whether or not there has been a significant increase in credit risk (“SICR”) in loans to related-party entities and other financial receivables since initial recognition is performed on an individual basis by monitoring triggers. Criteria used to identify an SICR are monitored and reviewed periodically for appropriateness by the Group. Market risk. The Group takes on exposure to market risks. Market risks arise from open positions in (a) currency, (b) interest rates and (c) equity products, all of which are exposed to general and specific market movements. The Group sets limits on the value of risk that may be accepted, which is monitored on a regular basis. Liquidity risk. Liquidity risk is the risk that an entity will encounter difficulty in meeting obligations associated with financial liabilities. 27 Capital Management The Group’s objectives when managing capital are to: - safeguard their ability to continue as a going concern, so that they can continue to provide returns for shareholder and benefits for another stakeholder; and - maintain an optimal capital structure to reduce the cost of capital. The Group considers total equity capital to comprise the share capital, contributed capital by shareholder, other reserve and retained earnings, which are included within equity in the consolidated financial statements. In order to maintain or adjust the capital structure, the Group may adjust the amount of dividends paid to shareholders, return capital to shareholders, issue new shares or sell assets to reduce debt. 28 Commitments and Contingencies Off-balance sheet commitments relating to payments to obtain usage rights The annual amount of rent to third parties for the rental of real estate is € 200K. The rent agreement for the Amsterdam office expires on 30 June 2026 and the Dublin office expires on 24 August 2028. Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

Westzijde 138, 1506 EK Zaandam info@baranaudit.com www.baranaudit.com INDEPENDENT AUDITOR'S REPORT To: The shareholders and Board of Directors of Arena Aviation Partners B.V. Opinion We have audited the accompanying consolidated financial statements of Arena Aviation Partners B.V. (the "Company") and its subsidiaries (collectively, the "Group"), which comprise the consolidated statements of financial position as of December 31, 2025 and December 31, 2024, and the related consolidated statements of profit or loss, changes in equity, and cash flows for the years then ended, and the related notes to the consolidated financial statements, including a summary of significant accounting policies. In our opinion, the accompanying consolidated financial statements present fairly, in all material respects, the financial position of Arena Aviation Partners B.V. and its subsidiaries as of December 31, 2025 and December 31, 2024, and the results of their operations and their cash flows for the years then ended in accordance with International Financial Reporting Standards as adopted by the European Union (IFRS Accounting Standards as adopted by the European Union). Basis for Opinion We conducted our audits in accordance with auditing standards generally accepted in the United States of America (U.S. GAAS), as promulgated by the AICPA. Our responsibilities under those standards are further described in the Auditor's Responsibilities for the Audit of the Consolidated Financial Statements section of our report. We are required to be independent of the Company and to meet our other ethical responsibilities in accordance with the relevant ethical requirements relating to our audits. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion. Responsibilities of Management for the Consolidated Financial Statements Management is responsible for the preparation and fair presentation of the consolidated financial statements in accordance with International Financial Reporting Standards as adopted by the European Union, and for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error. BARAN AUDIT ASSURANCE SERVICES Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

In preparing the consolidated financial statements, management is required to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the Group's ability to continue as a going concern for one year after the date the consolidated financial statements are available to be issued and to disclose, as applicable, matters related to going concern. Those charged with governance are responsible for overseeing the Group's financial reporting process. Auditor's Responsibilities for the Audit of the Consolidated Financial Statements Our objectives are to obtain reasonable assurance about whether the consolidated financial statements as a whole are free from material misstatement, whether due to fraud or error, and to issue an auditor's report that includes our opinion. Reasonable assurance is a high level of assurance but is not absolute assurance and therefore is not a guarantee that an audit conducted in accordance with auditing standards generally accepted in the United States of America will always detect a material misstatement when it exists. The risk of not detecting a material misstatement resulting from fraud is higher than for one resulting from error because fraud may involve collusion, forgery, intentional omissions, misrepresentations, or the override of internal control. Misstatements are considered material if there is a substantial likelihood that, individually or in the aggregate, they would influence the judgment made by a reasonable user based on the consolidated financial statements. In performing an audit in accordance with auditing standards generally accepted in the United States of America, we:  Exercise professional judgment and maintain professional skepticism throughout the audit.  Identify and assess the risks of material misstatement of the consolidated financial statements, whether due to fraud or error, and design and perform audit procedures responsive to those risks.  Obtain an understanding of internal control relevant to the audit in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Group's internal control. Accordingly, no such opinion is expressed.  Evaluate the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management.  Conclude whether, in our judgment, there are conditions or events, considered in the aggregate, that raise substantial doubt about the Group's ability to continue as a going concern for a reasonable period of time.  Evaluate the overall presentation, structure, and content of the consolidated financial statements, including the disclosures, and whether the consolidated financial statements represent the underlying transactions and events in a manner that achieves fair presentation. We are required to communicate with those charged with governance regarding, among other matters:  the planned scope and timing of the audit;  significant audit findings;  significant accounting policies;  significant unusual transactions;  corrected and uncorrected misstatements; Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A

 significant deficiencies or material weaknesses in internal control identified during the audit; and  other matters required by auditing standards generally accepted in the United States of America. Zaandam, 8 July 2026 Baran Audit & Assurance Services B.V. P.R. Baran RA Docusign Envelope ID: 21315A0D-1E11-8881-806C-34709C0201FF1E93F1D6 5D C-8C7F-80BD-F5F81608B 0A